                                                                   EXHIBIT 10.39


                          CONCORD COMMUNICATIONS, INC.

                  MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND
                              ELLEN (KOKOS) ROGERS

October 22, 2003

Ms. Ellen Rogers
195 Mattison Drive
Concord, MA 01742

      Re:  Transition and Severance Agreement and Release

Dear Ellen:

      This letter agreement summarizes the terms of your transition and separation from employment with Concord Communications, Inc. (the "Company") and the severance agreement and release between you and the Company (the "Agreement"). The purpose of this Agreement is to establish an amicable arrangement for ending your employment relationship, to release the Company from any claims and to permit you to receive severance pay and related benefits. With these understandings and in exchange for the promises by you and the Company as set forth below, you and the Company agree as follows.

1.    EMPLOYMENT STATUS AND FINAL PAYMENTS:

      (a) Termination Date: Your termination from employment with the Company will be effective as of December 31, 2003 (the "Termination Date"). As of the Termination Date, your salary will cease, and any entitlement you have or might have under a Company-provided benefit plan, program, contract or practice will terminate, except as required by federal or state law, or as otherwise described below.

      (b) Transition Period: From the date of this Agreement until the Termination Date (the "Transition Period"), you shall continue to receive your gross base salary, less applicable taxes, and benefits which you currently receive, including vesting of stock options, except for any bonus plans for which you have been or are eligible, which shall terminate immediately. Payment of such salary during the Transition Period shall be paid in accordance with the Company's normal payroll practices. You will not be eligible for any bonus payments during the Transition Period or as a result of your employment during the Transition Period. Notwithstanding the foregoing, you shall receive a management bonus for Q3 2003 in keeping with bonus guidelines established by the Compensation Committee of the Board of Directors.

2. CONSIDERATION: In exchange for, and in consideration of, your full execution of this Agreement and after the seven-day revocation period set forth in Section 13 has expired without your having exercised your right of revocation, the Company agrees as follows:

      (a) Transition Pay: The Company agrees to retain you as an employee during the Transition Period, which it is not otherwise required to do, during which time you will continue to receive your current gross base salary less applicable taxes and benefits, as set forth in Section 1 above and you will continue to vest in stock options. As noted in Section 1, you will not be eligible for or entitled to any bonus payments during the Transition Period or as a result of your employment during the Transition Period.

      (b) One-time Lump Sum Payment: The Company agrees to pay you a one-time lump sum payment of One Hundred Dollars ($100.00).

      (c) Payments: The payments set forth in this Section 2 shall be subject to all applicable federal, state and/or local withholding and/or payroll taxes.

3. STOCK OPTIONS: As set forth in the Concord Communications, Inc. 1997 Stock Option and Incentive Plan and your Stock Option Agreements with the Company ("Stock Option Agreements"), your options to purchase stock in the Company will cease vesting on the Termination Date. All of your rights and obligations to stock options, including without limitation vesting, exercise and expiration, are governed by the terms and conditions of the 1997 Stock Plan and the Stock Option Agreements.

4. RELEASE: In exchange for the amounts described in Section 2, which are in addition to anything of value to which you are entitled to receive, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, you and your representatives, agents, estate, heirs, successors and assigns, absolutely and unconditionally hereby release, remise, discharge, indemnify and hold harmless the Company Releasees (defined to include the Company and/or any of its parents, subsidiaries or affiliates, predecessors, successors or assigns, and its and their respective current and/or former partners, directors, shareholders/stockholders, officers, employees, attorneys and/or agents, all both individually and in their official capacities), from any and all actions or causes of action, suits, claims, complaints, contracts, liabilities, agreements, promises, torts, debts, damages, controversies, judgments, rights and demands, whether existing or contingent, known or unknown, suspected or unsuspected, which arise out of your employment with, change in employment status with, and/or separation of employment from, the Company. This release is intended by you to be all encompassing and to act as a full and total release of any claims, whether specifically enumerated herein or not, that you may have or have had against the Company Releasees arising from conduct occurring up to and through the date of this Agreement, including, but not limited to, any claims arising from any federal, state or local law, regulation or constitution dealing with either employment, employment benefits or employment discrimination such as those laws or regulations concerning discrimination on the basis of race, color, creed, religion, age, sex, sex harassment, sexual orientation, national origin, ancestry, genetic carrier status, handicap or disability, veteran status, any military service or application for military service, or any other category protected under federal or state law; any contract, whether oral or written, express or implied, including without limitation, any letter offering employment and any stock option agreement(s) (except as otherwise provided herein); any tort; any claim for equity or other benefits; or any other statutory and/or common law claim. You not only release and discharge the Company Releasees from any and all claims as stated above that you could make on your own behalf or on behalf of others, but also those claims that might be made by any other person or organization on your behalf, and you specifically waive any right to recover any damage awards as a member of any class in a case in which any claim(s) against the Company Releasees are made involving any matters.

5. WAIVER OF RIGHTS AND CLAIMS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967:

      Since you are 40 years of age or older, you are being informed that you have or may have specific rights and/or claims under the Age Discrimination in Employment Act of 1967 (ADEA) and you agree that:

      (a) in consideration for the amounts described in Section 2 of this Agreement, which you are not otherwise entitled to receive, you specifically and voluntarily waive such rights and/or claims under the ADEA you might have against the Company Releasees to the extent such rights and/or claims arose prior to the date this Agreement was executed;

      (b) you understand that rights or claims under the ADEA which may arise after the date this Agreement is executed are not waived by you;

      (c) you are advised that you have at least 21 days within which to consider the terms of this Agreement and to consult with or seek advice from an attorney of your choice or any other person of your choosing prior to executing this Agreement, and you acknowledge that you have not been subject to any undue or improper influence interfering with the exercise of your free will in deciding whether to consult with counsel;

      (d) you have carefully read and fully understand all of the provisions of this Agreement, and you knowingly and voluntarily agree to all of the terms set forth in this Agreement; and

      (e) in entering into this Agreement you are not relying on any representation, promise or inducement made by the Company or its attorneys with the exception of those promises described in this document.

6.    PERIOD FOR REVIEW AND CONSIDERATION OF AGREEMENT:

      (a) You acknowledge that you were informed and understand that you have twenty-one (21) days to review this Agreement and consider its terms before signing it.

      (b) The 21-day review period will not be affected or extended by any revisions, whether material or immaterial, that might be made to this Agreement.

7. ACCORD AND SATISFACTION: The payments set forth in this Agreement shall be complete and unconditional payment, settlement, accord and/or satisfaction with respect to all obligations and liabilities of the Company Releasees to you, including, without limitation, all claims for back wages, salary, vacation pay, draws, incentive pay, bonuses, stock and stock options (except as otherwise provided herein), commissions, severance pay, reimbursement of expenses, any and all other forms of compensation or benefits, attorney's fees, or other costs or sums.

8. CONTINUATION OF BASE SALARY: Provided (1) you have not initiated, filed, served, or otherwise commenced an action, cause of action, suit, claim or complaint ("Claim") of any kind against the Company or any employee, officer or member of the Board of Directors of the Company and that no such Claim has been initiated in any way on your behalf between the date of this Agreement and the date on which you fully execute the Release Agreement in the form attached as Exhibit A; (2) following the Termination Date, you fully execute the Release Agreement in the form attached as Exhibit A; and (3) the 7-day revocation period associated with the Release Agreement has expired without your exercising your revocation right, the Company shall agree to continue your gross base salary payments (at the same rate as during the Transition Period), less applicable federal, state and/or local withholding and/or payroll taxes, for a six month period commencing on December 31, 2003 and ending on ending on June 30, 2004. These payments shall be paid in accordance with the Company's normal payroll practices. In the event that you receive your gross base salary during this period, you will be eligible for the Company's standard suite of benefits, except that you will not be eligible for any bonus payments or stock option grants or stock option vesting during this period of time. In the event that you receive your gross base salary during this period, the date of the "qualifying event" under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") shall be June 30, 2003 and the Company will present you with information on COBRA under separate cover. In the event that the conditions set forth in (1) through (3) above have not been met, the Termination Date shall be the date of such "qualifying event".

9.    COMPANY FILES, DOCUMENTS AND OTHER PROPERTY: You agree that within five
(5) days of your execution of this Agreement, you will return to the Company all Company property and materials, including but not limited to, (if applicable) personal computers, laptops, palm pilots and their equivalent, fax machines, scanners, copiers, cellular phones, Company credit cards and telephone charge cards, manuals, building keys and passes, courtesy parking passes, diskettes, intangible information stored on diskettes, software programs and data compiled with the use of those programs, software passwords or codes, tangible copies of trade secrets and confidential information, sales forecasts, names and addresses of Company customers and potential customers, customer lists, customer contacts, sales information, sales forecasts, memoranda, sales brochures, business or marketing plans, reports, projections, and any and all other information or property previously or currently held or used by you that is or was related to your employment with the Company ("Company Property"). You represent that you have not and will not take by download or otherwise any Company Property. You agree that in the event that you discover any Company Property in your possession, whether in electronic form or otherwise, during the Transition Period or after the Termination Date, you will immediately return such materials to the Company.

      Notwithstanding the foregoing, the Company agrees that it will permit you to retain your Company laptop, printer, and wireless equipment, provided you agree to a $500 deduction from the payroll check next scheduled following your execution of this Agreement. You agree that the items listed above are being transferred to you "as is", with no representations or warranties, express or implied, being made to you by the Company.

10. NO LIABILITY OR WRONGDOING: Nothing in this Agreement, nor any of its terms and provisions, nor any of the negotiations or proceedings connected with it, constitutes, will be construed to constitute, will be offered in evidence as, received in evidence as, and/or deemed to be evidence of, an admission of liability or wrongdoing by any and/or all of the Company Releasees, and any such liability or wrongdoing is hereby expressly denied by each of the Company Releasees.

11.   FUTURE CONDUCT:

      (a) Nondisparagement: You agree not to make disparaging, critical or otherwise detrimental comments to any person or entity concerning the Company, its officers, directors, employees, or shareholders; the products, services or programs provided or to be provided by the Company; the business affairs, operation, management or the financial condition of the Company; or the circumstances surrounding your employment and/or separation of employment from the Company.

      (b) Confidentiality of this Agreement: You agree that you shall not disclose, divulge or publish, directly or indirectly, any information regarding the substance, terms or existence of this Agreement and/or any discussion or negotiations relating to this Agreement, to any person or organization other than your immediate family and accountants or attorneys when such disclosure is necessary for the accountants or attorneys to render professional services. Prior to any such disclosure that you may make, you shall secure from your attorney or accountant their agreement to maintain the confidentiality of such matters. Notwithstanding the foregoing, you (and any agent on your behalf) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of this transaction and all materials of any kind that are provided to you, if any, relating to such tax treatment and tax structure. For this purpose, "tax structure" is limited to any facts relevant to the U.S. federal income tax treatment of the transaction and does not include information relating to the identity of the parties.

      (c) Disclosures: Nothing herein shall prohibit or bar you from providing truthful testimony in any legal proceeding or in communicating with any governmental agency or representative or from making any truthful disclosure required, authorized or permitted under law; provided, however, that in providing such testimony or making such disclosures or communications, you will use your best efforts to ensure that this Section is complied with to the maximum extent possible. Notwithstanding the foregoing, nothing in this Agreement shall bar or prohibit you from contacting, seeking assistance from or participating in any proceeding before any federal or state administrative agency to the extent permitted by applicable federal, state and/or local law. However, you nevertheless will be prohibited to the fullest extent authorized by law from obtaining monetary damages in any agency proceeding in which you do so participate.

12.   REPRESENTATIONS AND GOVERNING LAW:

      (a) This Agreement sets forth the complete and sole agreement between the parties and supersedes any and all other agreements (including the Management Change in Control Agreement, dated February 2, 2001) or understandings, whether oral or written, except the Employee Noncompetition Agreement executed by you on February 2, 2001, the Employee Confidentiality Agreement executed by you, and the Stock Option Agreements between you and the Company, each of which shall remain in full force and effect in accordance with their respective terms. This Agreement may not be changed, amended, modified, altered or rescinded except upon the express written consent of both the President of the Company and you. You shall have no authority to bind the corporation after the date of this Agreement.

      (b) If any provision of this Agreement, or part thereof, is held invalid, void or voidable as against public policy or otherwise, the invalidity shall not affect other provisions, or parts thereof, which may be given effect without the invalid provision or part. To this extent, the provisions and parts thereof of this Agreement are declared to be severable. Any waiver of any provision of this Agreement shall not constitute a waiver of any other provision of this Agreement unless expressly so indicated otherwise. The language of all parts of this Agreement shall in all cases be construed according to its fair meaning and not strictly for or against either of the parties.

      (c) This Agreement and any claims arising out of this Agreement (or any other claims arising out of the relationship between the parties) shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall in all respects be interpreted, enforced and governed under the internal and domestic laws of Massachusetts, without giving effect to the principles of conflicts of laws of such state. Any claims or legal actions by one party against the other shall be commenced and maintained in a state or federal court located in Massachusetts, and you hereby submit to the jurisdiction and venue of any such court.

      (d) You represent that you have not been subject to any retaliation or any other form of adverse action by the Company Releasees for any action taken by you as an employee of the Company or resulting from your exercise of or attempt to exercise any statutory rights recognized under federal, state or local law.

      (e) You may not assign any of your rights or delegate any of your duties under this Agreement. The rights and benefits of this Agreement shall inure to the benefit of the Company's successors and assigns.

13. EFFECTIVE DATE: After signing this letter, you may revoke this Agreement for a period of seven (7) days following said execution. The Agreement shall not become effective or enforceable and no payments will be made pursuant to this Agreement until this revocation period has expired ("Effective Date").

      If this letter correctly states the agreement and understanding we have reached, please indicate your acceptance by countersigning the enclosed copy and returning it to me.

                              Very truly yours,

                              CONCORD COMMUNICATIONS, INC.

                              By:   /s/ Melissa H. Cruz
                                 ---------------------------------------
                                 Melissa H. Cruz, Executive Vice President,
                                 Business Services and Chief Financial
                                 Officer

I REPRESENT THAT I HAVE READ THE FOREGOING AGREEMENT, THAT I FULLY UNDERSTAND THE TERMS AND CONDITIONS OF SUCH AGREEMENT AND THAT I AM KNOWINGLY AND VOLUNTARILY EXECUTING THE SAME. IN ENTERING INTO THIS AGREEMENT, I DO NOT RELY ON ANY REPRESENTATION, PROMISE OR INDUCEMENT MADE BY THE COMPANY OR ITS REPRESENTATIVES WITH THE EXCEPTION OF THE CONSIDERATION DESCRIBED IN THIS DOCUMENT.

Accepted and Agreed to:

/s/ Ellen Rogers
-----------------------------------
                                  ELLEN ROGERS

Date:    10/28/03
      -----------------------------

                  IF YOU DO NOT WISH TO USE THE 21-DAY PERIOD,
                 PLEASE CAREFULLY REVIEW AND SIGN THIS DOCUMENT

      I, Ellen Rogers, acknowledge that I was informed and understand that I have 21 days within which to consider the attached Transition and Severance Agreement and Release, have been advised of my right to consult with an attorney regarding such Agreement and have considered carefully every provision of the Agreement, and that after having engaged in those actions, I prefer to and have requested that I enter into the Agreement prior to the expiration of the 21 day period.


Dated:      10/28/03                      /s/ Ellen Rogers
      ------------------                  ------------------------
                                          ELLEN ROGERS

Dated:
      ------------------                  ------------------------------
                                          Witness:

                                    EXHIBIT A
                                Release Agreement

      It is hereby agreed in this release agreement by and between Concord Communications, Inc. and Ellen Rogers, for good and valuable consideration more fully described below, that:

1. CONSIDERATION: in consideration for, and upon your execution of, this agreement, and expiration of the revocation period set forth in Section 9 herein, provided you have not exercised your right of revocation, you will be entitled to continuation of your gross base salary, less applicable federal, state and/or local withholding and/or payroll taxes, for a six month period ending on June 30, 2004. These payments shall be paid in accordance with the Company's normal payroll practices.

2. RELEASE: In exchange for the amount described in Section 1 above, which is in addition to anything of value to which you are entitled to receive, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, you and your representatives, agents, estate, heirs, successors and assigns, absolutely and unconditionally hereby release, remise, discharge, indemnify and hold harmless the Company Releasees (defined to include the Company and/or any of its parents, subsidiaries or affiliates, predecessors, successors or assigns, and its and their respective current and/or former partners, directors, shareholders/stockholders, officers, employees, attorneys and/or agents, all both individually and in their official capacities), from any and all actions or causes of action, suits, claims, complaints, contracts, liabilities, agreements, promises, torts, debts, damages, controversies, judgments, rights and demands, whether existing or contingent, known or unknown, suspected or unsuspected, which arise out of your employment with, change in employment status with, and/or separation of employment from, the Company. This release is intended by you to be all encompassing and to act as a full and total release of any claims, whether specifically enumerated herein or not, that you may have or have had against the Company Releasees arising from conduct occurring up to and through the date of this Agreement, including, but not limited to, any claims arising from any federal, state or local law, regulation or constitution dealing with either employment, employment benefits or employment discrimination such as those laws or regulations concerning discrimination on the basis of race, color, creed, religion, age, sex, sex harassment, sexual orientation, national origin, ancestry, genetic carrier status, handicap or disability, veteran status, any military service or application for military service, or any other category protected under federal or state law; any contract, whether oral or written, express or implied, including without limitation, any letter offering employment and any stock option agreement(s) (except as otherwise provided herein); any tort; any claim for equity or other benefits; or any other statutory and/or common law claim. You not only release and discharge the Company Releasees from any and all claims as stated above that you could make on your own behalf or on behalf of others, but also those claims that might be made by any other person or organization on your behalf, and you specifically waive any right to recover any damage awards as a member of any class in a case in which any claim(s) against the Company Releasees are made involving any matters.

3. WAIVER OF RIGHTS AND CLAIMS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967:

      Since you are 40 years of age or older, you are being informed that you have or may have specific rights and/or claims under the Age Discrimination in Employment Act of 1967 (ADEA) and you agree that:

      (a) in consideration for the amounts described in Section 1 of this Agreement, which you are not otherwise entitled to receive, you specifically and voluntarily waive such rights and/or claims under the ADEA you might have against the Company Releasees to the extent such rights and/or claims arose prior to the date this Agreement was executed;

      (b) you understand that rights or claims under the ADEA which may arise after the date this Agreement is executed are not waived by you;

      (c) you are advised that you have at least 21 days within which to consider the terms of this Agreement and to consult with or seek advice from an attorney of your choice or any other person of your choosing prior to executing this Agreement, and you acknowledge that you have not been subject to any undue or improper influence interfering with the exercise of your free will in deciding whether to consult with counsel;

      (d) you have carefully read and fully understand all of the provisions of this Agreement, and you knowingly and voluntarily agree to all of the terms set forth in this Agreement; and

      (e) in entering into this Agreement you are not relying on any representation, promise or inducement made by the Company or its attorneys with the exception of those promises described in this document.

4.    PERIOD FOR REVIEW AND CONSIDERATION OF AGREEMENT:

      (a) You acknowledge that you were informed and understand that you have twenty-one (21) days to review this Agreement and consider its terms before signing it.

      (b) The 21-day review period will not be affected or extended by any revisions, whether material or immaterial, that might be made to this Agreement.

5. ACCORD AND SATISFACTION: The payments set forth herein shall be complete and unconditional payment, settlement, accord and/or satisfaction with respect to all obligations and liabilities of the Company Releasees to you, including, without limitation, all claims for back wages, salary, vacation pay, draws, incentive pay, bonuses, stock and stock options, commissions, severance pay, reimbursement of expenses, any and all other forms of compensation or benefits, attorney's fees, or other costs or sums.

6. NO LIABILITY OR WRONGDOING: Nothing in this Agreement, nor any of its terms and provisions, nor any of the negotiations or proceedings connected with it, constitutes, will be construed to constitute, will be offered in evidence as, received in evidence as, and/or deemed to be evidence of, an admission of liability or wrongdoing by any and/or all of the Company Releasees, and any such liability or wrongdoing is hereby expressly denied by each of the Company Releasees.

7.    FUTURE CONDUCT:

      (a) Nondisparagement: You agree not to make disparaging, critical or otherwise detrimental comments to any person or entity concerning the Company, its officers, directors, employees, or shareholders; the products, services or programs provided or to be provided by the Company; the business affairs, operation, management or the financial condition of the Company; or the circumstances surrounding your employment and/or separation of employment from the Company.

      (b) Confidentiality of this Agreement: You agree that you shall not disclose, divulge or publish, directly or indirectly, any information regarding the substance, terms or existence of this Agreement and/or any discussion or negotiations relating to this Agreement, to any person or organization other than your immediate family and accountants or attorneys when such disclosure is necessary for the accountants or attorneys to render professional services. Prior to any such disclosure that you may make, you shall secure from your attorney or accountant their agreement to maintain the confidentiality of such matters. Notwithstanding the foregoing, you (and any agent on your behalf) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of this transaction and all materials of any kind that are provided to you, if any, relating to such tax treatment and tax structure. For this purpose, "tax structure" is limited to any facts relevant to the U.S. federal income tax treatment of the transaction and does not include information relating to the identity of the parties.

      (c) Disclosures: Nothing herein shall prohibit or bar you from providing truthful testimony in any legal proceeding or in communicating with any governmental agency or representative or from making any truthful disclosure required, authorized or permitted under law; provided, however, that in providing such testimony or making such disclosures or communications, you will use your best efforts to ensure that this Section is complied with to the maximum extent possible. Notwithstanding the foregoing, nothing in this Agreement shall bar or prohibit you from contacting, seeking assistance from or participating in any proceeding before any federal or state administrative agency to the extent permitted by applicable federal, state and/or local law. However, you nevertheless will be prohibited to the fullest extent authorized by law from obtaining monetary damages in any agency proceeding in which you do so participate.

8.    REPRESENTATIONS AND GOVERNING LAW:

      (a) This Agreement sets forth the complete and sole agreement between the parties and supersedes any and all other agreements or understandings, whether oral or written, except the Transition and Severance Agreement and Release, the Employee Noncompetition Agreement executed by you on February 2, 2001, the Employee Confidentiality Agreement executed by you, and the Stock Option Agreements between you and the Company, each of which shall remain in full force and effect in accordance with their respective terms. This Agreement may not be changed, amended, modified, altered or rescinded except upon the express written consent of both the President of the Company and you.

      (b) If any provision of this Agreement, or part thereof, is held invalid, void or voidable as against public policy or otherwise, the invalidity shall not affect other provisions, or parts thereof, which may be given effect without the invalid provision or part. To this extent, the provisions and parts thereof of this Agreement are declared to be severable. Any waiver of any provision of this Agreement shall not constitute a waiver of any other provision of this Agreement unless expressly so indicated otherwise. The language of all parts of this Agreement shall in all cases be construed according to its fair meaning and not strictly for or against either of the parties.

      (c) This Agreement and any claims arising out of this Agreement (or any other claims arising out of the relationship between the parties) shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall in all respects be interpreted, enforced and governed under the internal and domestic laws of Massachusetts, without giving effect to the principles of conflicts of laws of such state. Any claims or legal actions by one party against the other shall be commenced and maintained in a state or federal court located in Massachusetts, and you hereby submit to the jurisdiction and venue of any such court.

      (d) You represent that you have not been subject to any retaliation or any other form of adverse action by the Company Releasees for any action taken by you as an employee of the Company or resulting from your exercise of or attempt to exercise any statutory rights recognized under federal, state or local law.

      (e) You may not assign any of your rights or delegate any of your duties under this Agreement. The rights and benefits of this Agreement shall inure to the benefit of the Company's successors and assigns.

9. EFFECTIVE DATE: After signing this letter, you may revoke this Agreement for a period of seven (7) days following said execution. The Agreement shall not become effective or enforceable and no payments will be made pursuant to this Agreement until this revocation period has expired ("Effective Date").

I REPRESENT THAT I HAVE READ THE FOREGOING AGREEMENT, THAT I FULLY UNDERSTAND THE TERMS AND CONDITIONS OF SUCH AGREEMENT AND THAT I AM KNOWINGLY AND VOLUNTARILY EXECUTING THE SAME. IN ENTERING INTO THIS AGREEMENT, I DO NOT RELY ON ANY REPRESENTATION, PROMISE OR INDUCEMENT MADE BY THE COMPANY OR ITS REPRESENTATIVES WITH THE EXCEPTION OF THE CONSIDERATION DESCRIBED IN THIS DOCUMENT.

Accepted and Agreed to:

/s/ Ellen Rogers
--------------------------
ELLEN ROGERS

Date:      1/9/04
      --------------------

                  IF YOU DO NOT WISH TO USE THE 21-DAY PERIOD,
                 PLEASE CAREFULLY REVIEW AND SIGN THIS DOCUMENT

      I, Ellen Rogers, acknowledge that I was informed and understand that I have 21 days within which to consider the attached Release Agreement, have been advised of my right to consult with an attorney regarding such Agreement and have considered carefully every provision of the Agreement, and that after having engaged in those actions, I prefer to and have requested that I enter into the Agreement prior to the expiration of the 21 day period.

Dated:  1/9/04                            /s/ Ellen Rogers
      ------------------                  ------------------------------------
                                                     ELLEN ROGERS

Dated:
      ------------------          --------------------------------
                                  Witness: